SUPPLEMENT DATED JANUARY 15, 2009
                                     TO THE

   Rydex Series Funds Managed Futures Strategy Fund A-Class and C-Class Shares
                       Prospectus dated August 1, 2008 and
         Rydex Series Funds Managed Futures Strategy Fund H-Class Shares
                        Prospectus dated August 1, 2008.


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS MANAGED FUTURES STRATEGY FUND PROSPECTUSES (THE "PROSPECTUSES") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES, AS APPLICABLE.

--------------------------------------------------------------------------------

PROSPECTUS AMENDMENT TO "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES, REDEMPTION FEE POLICY"

Effective immediately, the Board of Trustees for the Managed Futures Strategy Fund (the "Fund") has changed the redemption fee holding period from 90 days to 30 days.

Therefore, the Fund has adopted the following Frequent Trading and Redemption Fee Policy:

         FREQUENT TRADING AND REDEMPTION FEE POLICY
         In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Funds charge a 1.00% redemption fee on redemptions of shares that have been held for less than thirty (30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the applicable Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

________________________________________________________________________________
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



MF-SUP-0109x0509